NEW YORK LIFE INVESTMENTS FUNDS
NEW YORK LIFE INVESTMENTS FUNDS TRUST
NYLI Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund
NYLI Income Builder Fund
(the “Funds”)

Supplement dated January 22, 2025 (“Supplement”) to the
Summary Prospectuses dated February 28, 2024, as revised August 28, 2024, Prospectuses dated February 28, 2024, as supplemented, and
Statement of Additional Information (“SAI”) dated February 28, 2024, as amended August 28, 2024, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectuses, Prospectuses, and SAI.

As previously reported, TD Bank N.A. and its parent company, TD Bank US Holding Company (collectively, “TD Bank”) recently pleaded guilty to various violations of federal anti-money laundering laws. The Funds’ sub-adviser, Epoch Investment Partners, Inc. (“Epoch”), is an affiliate of TD Bank. Epoch has informed the Funds that the conduct underlying TD Bank’s guilty plea does not relate to Epoch, any Epoch employee or Epoch’s investment advisory business.

Nevertheless, because of its affiliation with TD Bank, Epoch needed to obtain an exemptive order from the Securities and Exchange Commission (the “SEC”) to remain eligible to serve as an investment adviser to registered investment companies, including the Funds. On January 17, 2025, Epoch received a permanent order from the SEC permitting it to continue to provide sub-advisory services to the Funds and other registered investment companies notwithstanding TD Bank’s plea.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

REG-00033-01/25